UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 19, 2005
DOMINION RESOURCES BLACK WARRIOR TRUST
(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	1-11335 (Commission File Number)	75-6461716 (I.R.S. Employer Identification No.)

Trust Division Royalty Trust Group Bank of America, N.A. 901 Main Street, 17th Floor Dallas, Texas (Address of principal executive offices)		75202 (Zip Code)
Registrant’s Telephone Number, including area code: (214) 209-2400
Not Applicable
(Former name, former address and former fiscal year, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SIGNATURES
EXHIBIT INDEX
Press Release

Item 2.02 Results Of Operations And Financial Condition.
     On August 19, 2005, the Registrant issued a press release announcing its quarterly cash distribution to unitholders of record on August 29, 2005, payable on September 8, 2005. The press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.
     This Current Report on Form 8-K is being furnished pursuant to Item 2.02, Results of Operations and Financial Condition. The information furnished is not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, is not subject to the liabilities of that section and is not deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.
Item 9.01 Financial Statements and Exhibits
     c.      Exhibits
               99.1      Press Release dated August 19, 2005.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dominion Resources Black Warrior Trust By: Bank of America, N.A., Trustee
By:	/s/ Ron E. Hooper
Ron E. Hooper
Senior Vice President

Date: August 22, 2005

EXHIBIT INDEX

Exhibit
Number	Description
99.1	Press Release dated August 19, 2005.